Exhibit 99.1

Arch Coal, Inc.

Unearthing Value

2007 FBR Capital Markets

Investor Conference

Steve Leer

Chairman and CEO

New York

November 27, 2007

Forward-looking information

This presentation contains “forward-looking statements” – that is, statements related to future, not past, events.  In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,”
“seeks,” or “will.”  Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry;
from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the
Securities and Exchange Commission.

Slide 2

Arch Coal, Inc.

Unearthing Value

Long-Term

Macro Fundamentals

kilowatt-hours per capita
$0
$10,000
$20,000
$30,000
$40,000

cars per 1000 people
$0
$10,000
$20,000
$30,000
$40,000

Developing nations will increase energy use,
putting pressure on global supply

Source: United Nations’ Human Development Report 2005,

2005 World Development Indicators (World Bank)

Passenger Vehicles

per 1000 people

Electricity Usage

per Capita

Slide 4

3,000

6,000

9,000

12,000

15,000

U.S.

Australia

U.K.

Italy

S. Korea

Russia

Malaysia

Mexico

China

India

0

150

300

450

600

U.S.

Australia

U.K.

Italy

S. Korea

Russia

Malaysia

Mexico

China

India

GDP per capita (in U.S. $)

GDP per capita (in U.S. $)

0

TIME
EXCLUSIVE INTERVIEW
AHMADINEJAD SPEAKS
WHAT WAR WITH IRAN WOULD LOOK LIKE
(And how to avoid it)

NOAM CHOMSKY
FOX NEWS ALERT
VENEZUELA'S PRES HUGO CHAVEZ
ADDRESSES U.N. GENERAL ASSEMBLY

The Economist
The modest Supreme Court
Europe goes cold on Turkey
Dubai as a financial centre
Trouble in America's mortgage market
How bad was Pinochet?
Don't mess with Russia

Source: IEA World Energy Outlook 2006

The resurgence of ‘resource nationalism’
threatens future U.S. energy supply & security

National oil companies are likely to increase their dominance of world oil reserves from 60 percent today to close to 75 percent by 2030

Non-OPEC conventional crude oil and natural gas production expected to peak in the next decade, further increasing OPEC’s influence

Slide 5

Based on current production levels and proven reserves,

coal should outlast gas supplies and oil reserves

by more than 2x and 4x, respectively

Slide 6

billions of tons

of oil equivalent

300

200

100

0

Coal’s advantage:
abundant, secure and widely dispersed

Oil

Natural Gas

Coal

Source: Bank of America, BP Statistical Review and Blackwell Energy Research

Europe

North America

China

India

Central and South
America

Africa

Other Asia
Pacific

Middle East

Russia

In the U.S., electric generation demand is
projected to outstrip planned supply growth

Source: NERC 2007 Long-Term Reliability Assessment

North American Reserve Margins Expected to Drop Below Target Levels by:

2009

California

S. Nevada

Arizona

New Mexico

Rocky

Mountain

2010

2009

2015

2012

2009

New England

2011

New York

Slide 7

U.S. electric generation will increasingly rely
on foreign sources of natural gas

U.S. dry natural gas
production has declined
since peaking in 2001
despite an ever increasing
number of rigs in production

Source: EIA, ACI and Baker Hughes

Tcf

Rig

Count

Increased dependence on
foreign natural gas will be
required for natural gas just
to maintain its share of
electric generation

U.S. Dry Gas Production

North American Rig Count

U.S. Natural Gas Supply

(in trillion cubic feet)

22

29

U.S. Natural Gas Production

North American Production

Imported LNG

1000%
increase
in LNG

Slide 8

5

10

15

20

25

'97

'98

'99

'00

'01

'02

'03

'04

'05

'06

0

400

800

1,200

1,600

2,000

2005

2030

Significant nuclear expansion in the U.S.
is necessary just to maintain share

56%

90%

U.S. Nuclear Capacity Factors

Nuclear utilization has increased
substantially over the past 25 years

Since 2000, nuclear utilization has
been at or close to 90%

It is unlikely that utilization can
increase further given refueling
and maintenance requirements

At least 40 new units are needed
just to maintain current share

No new plant additions are
forecasted in the next 10 years

Current nuclear generating
infrastructure is aging

By 2030, the average age of nuclear
infrastructure will be 50 years old

U.S. Nuclear Plants

Source: EIA and ACI

40%

60%

80%

100%

1980

1990

2000

2002

2004

2006

104

144

2005

2030

Slide 9

Source: EIA, Platts, Argus Coal Daily and NYMEX

PRB 8800

Nat. Gas

Crude Oil

FOB mine

(2008)

U.S. Fuel Prices

($/mm BTU at 11/23/07)

Wellhead

(Jan. 2008)

Coal: 94%

Coal is – and will remain – a vital part
of America’s energy future

U.S. Energy Reserves

(in trillion Btu)

U.S. Petroleum Supply

(million bbls per day)

Domestic

40%

$16.75

=

$97

per

bbl

12.5x

$0.65

$8.15

25.8x

Coal

Natural Gas

Oil

Non-OPEC

OPEC

Domestic

Slide 10

Arch Coal, Inc.

Unearthing Value

Climate Concerns and

Clean-Coal Technologies

Since 1970, coal has been used in
increasingly clean ways in the U.S.

Source: NMA

More progress is expected under existing regulations

Higher efficiency rates and the eventual deployment of coal gasification technologies create opportunities for reducing carbon intensity as well

NOx (Nitrogen Oxide), SO2 (Sulfur Dioxide), PM10 (Particulate Matter)

Electricity

from Coal

+182%

NOx

-33%

SO2

-55%

PM10

-83%

Slide 12

-100%

-50%

0%

50%

100%

150%

200%

1970

1975

1980

1985

1990

1995

2000

2005

2006

Slide 12

CO2 Emission Trends

1990-2030

United States

China

Rest of

Non-OECD

Rest of OECD

Developed world must adopt climate solutions
and export these to developing nations

China is likely to surpass the U.S. in GHG emissions this year

The growth rate of GHG emissions in developing nations is likely to significantly exceed that of the developed world

Source: IEA World Energy Outlook 2006, Guardian

15

12

1990

9

6

3

0

1995

2000

2005

2010

2015

2020

2025

2030

Slide 13

Coal can be converted
into ultra-low-sulfur
diesel fuel

At current oil prices,
coal-to-liquids
facilities are
economically
feasible

Over the long-term, clean-coal technologies
can broaden market demand for coal

A plug-in hybrid is one
entry for coal into the
transportation market

Likely to create
significant
off-peak demand
for electricity

Gasification can reduce
emissions & transform
coal into pipeline-
quality natural gas

IGCC & CCS should
enable coal to
prosper in a carbon
constrained world

Public policy initiatives aimed at domestic energy security are spurring debate on energy legislation and incentives for clean-coal technology development

Source: ACI

Slide 14

YOU'RE LOOKING AT 50%
OF OUR ELECTRICITY.
Many are surprised to learn that half of our country's electricity is generated by coal.
It's our most abundant fuel.
Through a $50 billion investment in new clean-coal technologies, today's coal-based generating fleet is already 70 percent cleaner based upon regulated emissions per unit of energy produced. And that's
PAID FOR BY AMERICANS FOR BALANCED ENERGY CHOICES
to learn more visit AmericasPower.org. ©ABEC 2007

Clean Coal. America's Power.

The U.S. coal industry is educating consumers
about the benefits of clean coal

Industry advocacy campaign

High profile, national scope

TV, radio, print, web, PR

Raise awareness and increase
support of coal as an
American energy solution

www.americaspower.org

Source: ABEC

Slide 15

Arch Coal, Inc.

Unearthing Value

Current Trends

Strength in international coal markets
is benefiting domestic market

Source: ACI and NMA

U.S. Net Export Growth

(Year-over-year through Sept’07, in million tons)

1.6%

Imports

Met Exports

Steam Exports

16.4%

11.1%

Export growth in 2007 is likely to reach
its highest level since 2000, and continue
to grow over the next several years

0%

5%

10%

15%

20%

Slide 17

Strong export market driven
by higher coal consumption
in Asia coupled with supply
constraints in traditional
export nations

Weak U.S. dollar and strong
domestic and international steel
demand are also factors

U.S. import growth muted as
supply is diverted into higher–
priced seaborne trade

Domestic coal increasingly
valued for purposes of supply
diversification

Source: ACI, NMA and MSHA

U.S. Coal Industry Trends

(Year-to-date through Oct’07, in million tons)

Consumption*

-16.0

Production (ACI)

+17.4

Coal consumption has
rebounded in 2007 due to
more normal weather patterns

Production has declined due
to supply constraints and
rationalization

These trends have reduced
the build in generator
stockpiles this year

Current stockpiles as of Oct.
31 are estimated at 52 days

Typical pre–winter build

Arch believes current levels
are in target range

U.S. coal market fundamentals
have improved during 2007

Supply Decline by Region

(Year-to-date through Sept’07, in million tons)

* Coal consumption for electric generation

(9)

(6)

(3)

0

3

Other

WBIT

ILB

NAPP

CAPP

PRB

Lignite

Slide 18

Pressures on Central Appalachian
coal production continue to build

Source: Platts and ACI estimates

Central Appalachia

Despite price spikes in 2001 & 2004, production peaked in 1997

Cost pressures show no signs of abating

Loss of synfuel tax credits may idle some high cost mines

Legal/regulatory hurdles threaten to escalate production decline

Consolidation and rationalization are widely anticipated

Underground

Surface

*LTM ended 3Q07

Slide 19

0

50

100

150

200

'97

'98

'99

'00

'01

'02

'03

'04

'05

'06

'07*

Source: Platts and ACI

Site Prep/Permitted

Under Construction

Online

Total coal demand of
roughly 26 million tons

Arch’s reserve base
strategically positioned
to service more than 80
percent of new plants

Total coal demand of
roughly 49 million tons

Arch’s reserve base
strategically positioned
to service two–thirds of
new plants

7.2
GW

13.9
GW

Largest coal plant build–out since 1980
will meaningfully expand coal demand

Tucson Electric

400 MW

Santee Cooper

580 MW

MidAmerican

790 MW

Total coal demand of 6
million tons

Arch’s reserve base
strategically positioned
to service demand from
each of these plants

PRB

CAPP

Illinois

Lignite

PRB

 CAPP

Illinois

NAPP

 Lignite

Slide 20

Arch Coal, Inc.

Unearthing Value

Arch Coal

About Arch Coal, Inc.

Source: ACI

One of the largest coal producers in the U.S.

Core business is providing U.S. power generators with
clean–burning, low-sulfur coal for electric generation

Supplies roughly 11% of U.S. coal needs

Provides source fuel for roughly 6% of U.S. electricity

Talented workforce operates large, modern mines

Industry leader in mine safety, productivity and
reclamation

Slide 22

Source: ACI

1.

Coal Creek

2.

Black Thunder

1.

Skyline

2.

Dugout

3.

Sufco

4.

West Elk

1.

Mountain Laurel

2.

Coal–Mac

3.

Cumberland River

4.

Lone Mountain

Knight Hawk

Powder

River Basin

Western

Bituminous

Central

Appalachia

1

2

1

2

3

4

2

1

3

4

Illinois Basin

Arch’s national scope of operations includes
presence in four major U.S. coal basins

PRB

(1,829)

ILB

(375)

3.0-Billion Ton Reserve Base

WBIT

(464)

CAPP

(393)

Compliance

Low-sulfur

High-sulfur

Slide 23

Arch’s mines are strategically positioned
to capitalize on improved market trends

Source: ACI

Timing of start–up
of Mountain Laurel
longwall on Oct. 1
is advantageous

Flexibility to sell
4–5 mm tons into
international and
domestic met and
PCI markets

Central Appalachia

Supply pressures in
the East (and Utah)
expected to positively
influence price

Arch benefits as
largest producer

Pursuing opportunities
to export steam coal

Mexico’s CFE

Western Bituminous

Domestic supply
constraints and
sufficient PRB rail
capacity should pull
coal east

Arch’s open PRB
position is an
advantage in rising
price environment

Powder River Basin

Slide 24

Arch has expanded its reserve position
in the Illinois Basin

Source: ACI

ILLINOIS

Recently acquired 157 million tons of reserves
adjacent to existing reserves in southern Illinois for
roughly $39 million

Creates a nearly 300–million–ton continuous
reserve block of high–Btu, low–chlorine coal

Gives Arch the option to build a
low-cost, mine-mouth facility
for the domestic utility
market or a CTL plant,
depending on future
market conditions

Additionally, Arch owns
an equity interest in
Knight Hawk Holdings,
a top 10 producer in IL

Knight Hawk

Reserve Addition

Arch-controlled

reserves

Slide 25

Arch owns an equity interest in
DKRW Advanced Fuels

Proposed 13,000 bpd facility
will capture CO2 for enhanced
oil recovery

Arch is advancing clean–coal technology
development via a CTL plant in Wyoming

Source: EIA and ACI

Transportation Fuel

Chemical Feedstock

Domestic oil consumption needs are
growing, and increasingly will be
supplied by imports

CTL can have a positive impact on the
U.S. economy, security & environment

U.S. Refined Product Consumption

(in million bbls per day, per EIA)

Mine-Mouth CTL Plant

27.6

20.8

2005

2030

Domestic

Imports

Slide 26

Arch’s future success hinges on
three key pillars of performance

Operating the world’s safest coal mines

Recognized by MSHA’s Sentinels of Safety award for operating the nation’s safest underground coal mines in 2005 and 2006

2006 was second–best year on record for lost–time incidents

Outperformed the industry safety average by three times last year

Achieving industry–leading productivity rates

Operated three of top eight most productive longwall mines last year

Sufco was the most productive underground mine in 2006

Surface mines produced 170% more tons than industry average in 2006

Acting as responsible citizens and environmental stewards

Third National Good Neighbor Award in past four years

U.S. Department of Interior Award for best surface reclamation in 2006

Source: ACI and Public Sources

Slide 27

Net Debt as Percentage of Capitalization

Arch has one of the industry’s
strongest and cleanest balance sheets

Source: SEC filings compiled by ACI

Legacy Liabilities of Largest U.S. Coal Companies

Pro Forma 12/31/06 (in millions)

$3,357

Reclamation

Pension

Postretirement Medical

Workers’ Comp

$1,296

$771

$397

$337

83.9%

58.0%

38.9%

46.2%

12/31/00

12/31/02

12/31/04

12/31/06

Competitor #1

Competitor #2

Competitor #3

Competitor #4

Arch Coal

Slide 28

Arch has reduced production levels and
is containing costs in a weak market cycle

Reduced production targets

Responded to market demand

Preserved value of reserves

Lowered capital spending

Aligned spending with
market demand and
reduced production levels

Focused on cost control

Reoriented mines to maintain
production flexibility

Streamlined operations and
improved processes

Note: Volumes excludes pass–through tons

Sales Guidance

(in million tons)

*Volume midpoint

Source: ACI

127

130*

Note: Capex excludes reserve additions

Capital Spend Guidance

(in millions)

$502

$250

Slide 29

2006

2007

2006

2007

Arch’s unpriced position is advantageous
in rising price environment

Unpriced Tons

(as of 9/30/07, in million tons)

45 – 55

100 – 110

Market-driven strategy

Patient approach

Participate in upside
potential as prices rise

Creates long-term value
for shareholders

Source: ACI, Argus Coal Daily

Encouraging price appreciation

Spot pricing above Arch’s 3Q07
realized pricing by region

Substantially improved pricing
in Central Appalachia

Moderately improved pricing
in Powder River Basin

2008 Coal Daily Prices

(as of 11/23/07, $/ton)

PRB 8800,

0.8# SO2

Utah/CO,

11,700,

0.9# SO2

CAPP CSX,

12,500,

1.2-1.6# SO2

$11.35

$29.63

$58.38

2008

2009

Slide 30

Arch’s future strategic growth
possibilities are compelling

Invest in core businesses to enhance profit growth and return on capital as well as evaluate opportunities to further upgrade and expand reserve base

Consider acquisitions, divestitures or other investments that strategically fit and create shareholder value

Expand market for coal (and perception of coal’s value) through
Btu conversion technologies that provide significant upside

Source: ACI

Slide 31